Exhibit 1.1
1000 Hart Road, Suite 210, Barrington, Illinois 60010
Tel. No. 888-877-2719 Fax No. 416-536-5833
                     ___, 2007
Oakbrook Investment Brokers, Inc.
17 W 727 Butterfield Rd.
Oakbrook Terrace, IL 60181
Attention: Robert Stevens

Re:	BROOKSHIRETM RAW MATERIALS (U.S.) TRUST
PLACEMENT AGREEMENT
Ladies and Gentlemen:
     Brookshire Raw Materials Management, LLC, a Delaware limited liability company (the “Managing Owner”), has caused the formation, on August 16, 2006, of a statutory trust pursuant to the Delaware Statutory Trust Act (the “Trust Act”), under the name Brookshire Raw Materials (U.S.) Trust (the “Trust”), for the purpose of engaging in the speculative trading of commodity futures and forward contracts. CSC Trust Company of Delaware, a Delaware company (the “Trustee”), is the trustee of the Trust and has delegated substantially all responsibility for the management of the Trust’s business and affairs to the Managing Owner. The Amended and Restated Declaration of Trust and Trust Agreement dated as of ___, 2007 (the “Trust Agreement”) sets forth the terms of the Trust. Capitalized terms not defined in this Placement Agreement have the meanings assigned to such terms in the Registration Statement (as hereinafter defined) and/or the Trust Agreement.
     The Trust is currently divided into ten series (each, a “Fund”). Units of beneficial interest (“Units”) will be issued in each such Fund, as more fully described in the Registration Statement and the Prospectus (as hereinafter defined). Each Fund will be managed by the Managing Owner, be separately valued and represent a separate investment portfolio of the Trust.
     The Managing Owner is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a commodity trading adviser under the Commodity Exchange Act, as amended (the “CE Act”), and is a member of the National Futures Association (the “NFA”) in such capacity.
     The Managing Owner proposes to offer Units to the public and to sell Units to subscribers acceptable to the Managing Owner (each, a “Subscriber” and collectively, the “Subscribers”), upon the terms and subject to the conditions set forth in this Placement Agreement (the “Agreement”), the Registration Statement and the Prospectus (the “Offering”). The Offering will begin as soon as the Placement Agent (as defined below) deems it reasonably advisable on or after the Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).
     Oakbrook Investment Brokers, Inc., an Illinois corporation, shall be the initial placement agent for the Trust (together with any replacement placement agent, the “Placement Agent”). The Placement Agent may, upon the prior written approval of the Managing Owner, distribute Units through the use of additional qualified broker-dealers (each, an “Additional Selling Agent”), pursuant to the terms of an additional selling agent agreement to be entered into among the Managing Owner, the Trust and the Additional Selling Agent substantially in the form attached hereto as Exhibit A (each, an “Additional Selling Agent Agreement”). The Placement Agent and each Additional Selling Agent approved by the Managing Owner that has entered into an Additional Selling Agent Agreement are hereinafter referred to collectively as “Selling Agents.”
     Each Fund desires to raise capital as herein provided through the sale of Units, and the Placement Agent hereby agrees to use its best efforts to market Units pursuant to the terms set forth in this Agreement. Accordingly, the Managing Owner, the Trust and the Placement Agent hereby, intending to be legally bound, agree as follows:
     1. Representations and Warranties of the Managing Owner. The Managing Owner represents and warrants to the Placement Agent that:
          (a) A registration statement on Form S-1 for the Trust and the Funds, and as a part thereof a combined prospectus for all Funds with respect to all of the Units being offered (which registration statement together with all amendments thereto, at the time and in the form declared effective by the SEC is referred to herein as the “Registration Statement,” and which prospectus in final form, together with all amendments and supplements thereto, is referred to herein as the “Prospectus”), prepared in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the CE Act, and the rules, regulations and instructions promulgated under the 1933 Act and the CE Act, respectively, has been filed with the SEC, the National Association of Securities Dealers, Inc. (the “NASD”) and the NFA pursuant to the 1933 Act and the CE Act and the rules and regulations promulgated, respectively, thereunder, as well as the rules and regulations of the NASD and the NFA, in the form heretofore delivered to the Placement Agent.
          (b) When the Registration Statement becomes effective under the 1933 Act, the Registration Statement and the Prospectus will contain all material statements and information required to be included therein by the 1933 Act and the CE Act and the rules and regulations, respectively, thereunder, as well as the rules and regulations of the NASD and the NFA, and will conform in all material respects to the requirements of the 1933 Act and the CE Act and the rules and regulations, respectively, thereunder, as well as the rules and regulations of the NASD and the NFA, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading; provided, however, that no representation and warranty is made with respect to information furnished in writing to the Trust or the Managing Owner by the Placement Agent or by any Additional Selling Agent.
          (c) To the knowledge of the Managing Owner, no order (a “Stop Order”) (i) preventing or suspending the effectiveness of the Registration Statement or use of the Prospectus

or any amendment or supplement thereto, (ii) refusing to permit the effectiveness of the Registration Statement, or (iii) suspending the registration or qualification of any Units, has been issued by the SEC, the CFTC, the NASD, the NFA, the “blue sky” or securities authority of any state, or any other federal, state or other governmental agency or body, nor has any of such authorities instituted or, to the knowledge of the Managing Owner, threatened to institute, any proceedings with respect to a Stop Order.
          (d) The Trust was duly formed and is validly existing as a statutory trust in good standing under the Trust Act, with full power and authority, and all necessary authorizations, approvals and orders of and from all federal, state and other governmental or regulatory officials and bodies, to carry out its obligations under this Agreement, its certificate of trust (the “Trust Certificate”) and the Trust Agreement, and to own its properties and conduct its business as described in the Prospectus.
          (e) The Managing Owner and each of its principals and employees have, and will continue to have for so long as it is the Managing Owner, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the Managing Owner (either by itself or through its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its or their obligations as described under the Trust Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a “commodity pool operator” and as a “commodity trading adviser”), except in each case as would not be reasonably likely to have a Material Adverse Effect on the Managing Owner, the Trust or any Fund.
          (f) The Managing Owner is a limited liability company duly formed, validly existing, and in good standing under the laws of Delaware, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on its business, in all material respects, in the manner described in the Prospectus. The Managing Owner is duly qualified to do business and is in good standing in each jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary or advisable, except where the failure to be so qualified would not have a material adverse effect on any of the operations, business, properties or assets of the Managing Owner.
          (g) Each of the Managing Owner and the Trust has all requisite power and authority to execute, deliver, and perform its respective obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Managing Owner and the Trust and constitutes a valid and binding agreement of each of the foregoing, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally.
          (h) The Managing Owner, the Trust and each Fund has the power and authority to enter into the contractual obligations and agreements referred to in the Prospectus (it being understood and agreed that this representation does not cover this Agreement and the Additional Selling Agent Agreements). None of (x) the offer and sale of the Units, (y) the execution and delivery of this Agreement or (z) compliance by the Managing Owner or the Trust with the provisions of this Agreement, will conflict with, or result in a breach of any of the terms or provisions of, or result in a default under, (i) any order of the SEC, the NASD, the CFTC or the NFA; (ii) the Trust Certificate, the Trust Agreement or the limited liability company agreement of the Managing Owner; (iii) any indenture, mortgage, deed of trust, loan agreement, other evidence of indebtedness or other agreement or instrument to which the Trust, a Fund or the Managing Owner is a party or by which their properties or assets are bound, except in the case of this clause (iii) of an agreement or instrument that would not have a material adverse effect on any of the operations, business, properties or assets of any of the foregoing; or (iv) to their knowledge, any applicable statute or any order, rule or regulation of any court or of any federal, state or other governmental or regulatory agency or body having jurisdiction over the Trust, a Fund or the Managing Owner or any of their properties; nor will any such actions result in the imposition of any lien, charge or encumbrance upon any of the property or assets of the Trust, a Fund or the Managing Owner.
          (i) The offer and sale of Units have been duly authorized by all necessary action on the part of the Managing Owner and the Trust. The Units to be offered for sale pursuant to the Offering have been validly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and will constitute valid units of beneficial interest in the Trust which, when the Registration Statement becomes effective under the 1933 Act, will conform in all material respects to the description thereof contained in the Prospectus. The liability of each Limited Owner will be limited as set forth in the Prospectus and the Trust Agreement, and no Limited Owner will be subject to personal liability for the debts, obligations or liabilities of the Trust or the applicable Fund by reason of his being a Limited Owner other than as described in the Prospectus and the Trust Agreement.
          (j) No consent, approval, authorization, order, registration or qualification of or with any court or any federal, state or other governmental or regulatory agency or body is required for the issuance and sale of Units or the consummation of the transactions contemplated by this Agreement, except for the registration of Units under the 1933 Act, submission of the Prospectus to the SEC, NASD, NFA, the continued registration of the Managing Owner under the CE Act as a commodity pool operator and commodity trading advisor and membership by the Managing Owner in the NFA in such capacities, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required by securities or state “blue sky” laws in connection with the offer and sale of Units.
          (k) There is no litigation, arbitration, claim, governmental or other proceeding or investigation pending, or, to the knowledge of the Managing Owner, threatened, with respect to the Managing Owner, the Trust or any Fund, or any of their operations, businesses, properties or assets, except as described in the Registration Statement or Prospectus or such as would not, if successful, have a material adverse effect upon the operations, businesses, properties or assets of the Managing Owner, the Trust or any Fund, as the case may be. None of the Managing Owner, the Trust or any Fund is in violation in any material respect of any law, rule, regulation, order, judgment or decree, except as described in the Registration Statement or Prospectus or as would not have a material adverse effect upon the operations, business, properties or assets of the Managing Owner, the Trust or any Fund.
          (l) The Managing Owner is not, nor, to the knowledge of the Managing Owner, is any other party, in violation or breach of, or in default with respect to, any material provision of any written contract, agreement, instrument, lease, license or legally binding understanding (“Contract”) which is material to the Managing Owner and which relates to the Trust or the Offering; and each such Contract is in full force and is the legal, valid, and binding obligation of the Managing Owner and/or the Trust and is enforceable as to the Managing Owner and/or the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally. The Managing Owner has no knowledge that any party to any such Contract has any current intention of canceling, not renewing or not performing with respect thereto. The Managing Owner enjoys peaceful and undisturbed possession under all leased property from which operations related to the Trust or the Offering are conducted. The Managing Owner is not in violation or breach of, or in default with respect to, any term of its certificate of formation or operating agreement.
          (m) When the Registration Statement becomes effective under the 1933 Act, each Contract required to be (i) described in the Registration Statement or the Prospectus will be properly described therein and (ii) filed as an exhibit to the Registration Statement will be filed with the SEC as an exhibit to the Registration Statement.
          (n) The financial statements of the Managing Owner and the Trust contained in the Registration Statement and the Prospectus have been examined by an independent registered public accounting firm, as required by the CE Act and the 1933 Act and the rules and regulations of the CFTC and the SEC, respectively, and when the Registration Statement becomes effective under the 1933 Act, fairly present in all material respects the financial condition and the results of operations thereof as of the dates and for the periods therein specified; and such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved; and no other financial statements are required by Form S-1 to be included in the Registration Statement or the Prospectus.
          (o) Neither the Managing Owner, nor, to the knowledge of the Managing Owner, any manager, member, director, officer, agent, employee, or other person associated with or acting on behalf of the Managing Owner has, directly or indirectly, (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from funds of the Managing Owner; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.
          (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described in the Registration Statement or Prospectus, the Trust has not (i) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money; (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.
          (q) Except as may be set forth in the Registration Statement, Prospectus, this Agreement or any Additional Selling Agent Agreement, neither the Trust nor any Fund has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.
          (r) Except as contemplated by the Offering, this Agreement or any Additional Selling Agent Agreement or as may have been waived, no Person has any right of first refusal,

preemptive right, right to any compensation, or other similar right or option, in connection with the Offering or this Agreement, or any of the transactions contemplated hereby or thereby.
          (s) Except as may be set forth in the Registration Statement or Prospectus or as may have been waived, no Person has the right to require registration of Units or other securities of the Company upon the filing or effectiveness of the Registration Statement.
     2. Representations and Warrants of the Placement Agent. The Placement Agent represents and warrants to the Trust, each Fund and the Managing Owner that:
          (a) It has all necessary corporate power and authority to enter into this Agreement, to consummate the transactions contemplated by this Agreement, and to perform its obligations hereunder.
          (b) It is a corporation duly organized and validly existing under the laws of the State of Illinois; it is duly authorized to execute this Agreement and to perform its obligations hereunder; and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the performance of its obligations hereunder, will not violate, conflict with, or constitute a default under, (i) the organizational documents of the Placement Agent; (ii) any Contract to which the Placement Agent is a party or by which its assets are bound or (iii) any judgment, decree, order or, to the knowledge of the Placement Agent, any statue, rule or regulation, applicable to the Placement Agent.
          (c) This Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and is a valid and binding agreement of the Placement Agent enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally.
          (d) The information contained in the Registration Statement and Prospectus relating to the Placement Agent is complete and correct and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
          (e) It is a member of the NASD, and is in compliance with all material rules and regulations applicable to the Placement Agent generally and, to its knowledge, applicable to the Placement Agent’s participation in the Offering, and it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the securities laws of the states in which Units will be offered or sold by it. It is not subject to any order or regulation which in any way relates to any violation of law or which could otherwise preclude it fulfilling its duties contemplated hereby and it has not committed any act nor is it, its Affiliates or other persons associated with it the subject of administrative, civil, or criminal actions (so-called “bad boy” provisions) of any state “blue sky” law.
          (f) It will deliver or cause to be delivered to each prospective subscriber, prior to any submission by such person of a written offer relating to the purchase of Units, a copy of the Prospectus, as it may have been most recently amended or supplemented by the Managing Owner or the Trust.
          (g) In compliance with the NASD Conduct Rules, it will not sell Units to discretionary accounts without prior specific written approval of the customer in whose name such account is being maintained.

          (h) It will not take any action which would cause the Offering to violate the provisions of the 1933 Act, the Exchange Act, the CE Act, the respective rules and regulations promulgated thereunder, or applicable “blue sky” laws of any state or jurisdiction.
     3. Offering and Sale of Units.
          (a) Subject to the terms and conditions, and on the basis of the representations, warranties and covenants set forth in this Agreement, the Managing Owner, the Trust and each Fund hereby appoint the Placement Agent as the initial exclusive selling agent with respect to the Offering, and the Placement Agent agrees to use its best efforts to procure Subscribers for Units in one or more Initial Funds during the Initial Offering Period and the Continuous Offering Period on the terms and conditions set forth in the Prospectus and in the Trust Agreement. For the avoidance of doubt, except for Units as described in the Prospectus, no other securities (including, but not limited to, beneficial interests in other commodity pools) that may be offered by the Trust, any Fund or the Managing Owner, from time to time, shall be subject to this Agreement, and the Placement Agent shall have no right to commissions, on-going trailing fees or any other compensation with respect to such other securities.
          (b) The Placement Agent’s agreement to use its best efforts to find acceptable Subscribers shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers, including Affiliates, which may be offered or sold during the term of this Agreement.
          (c) The Placement Agent shall keep, and make available to the Managing Owner upon request, a complete ledger in hard copy and computerized form of all Subscribers, which shall include (i) the exact name, address and social security or employer identification number of each Subscriber, (ii) the amount invested by each Subscriber, (iii) the number and type of Units subscribed for by each Subscriber, and (iv) if there is more than one party to the subscription, the holding method (e.g., joint tenant, tenants in common, etc.) of the joint Subscribers.
          (d) The Placement Agent may propose Additional Selling Agents to the Managing Owner. Each such Additional Selling Agent shall be a member of the NASD, shall be registered as a broker-dealer under the Exchange Act, and shall comply with such additional registration requirements as may be required by the states in which it will market Units. Each Additional Selling Agents shall distribute Units pursuant to the terms of the applicable Additional Selling Agent Agreement.
          (e) In recommending to any Person the purchase or sale of Units, the Placement Agent will (x) use its best efforts to ensure that an investment in the applicable Fund is a suitable and appropriate investment for such Person, on the basis of information obtained from such Person concerning his investment objectives, such Person’s other investments, such Person’s financial situation and needs, any other information known by the Placement Agent through the review of its offeree questionnaire completed by such Person and relevant “blue sky” laws; and (y) maintain in its files for at least six (6) years documents disclosing the basis upon which the determination of suitability was reached as to each such Person. The Placement Agent shall review each Subscription Agreement to ensure it is completed and executed properly (checking, among other things, the name, address and social security number of the Subscriber). The Placement Agent shall also make sure that each Subscriber’s check is properly made payable to the escrow account for the correct amount as provided in the Subscription Agreement, or that the applicable wire transfer has been received by the escrow account for the correct amount as provided in the Subscription Agreement.
          (f) During the period when the Prospectus is required to be delivered under the 1933 Act, the Placement Agent shall promptly notify the Managing Owner upon discovery of any material untrue or misleading statement regarding it or its operations, or of the occurrence of any event or change in circumstances which would result in there being any material untrue or misleading statement or a material omission in the Prospectus or Registration Statement regarding it or its operations, or result in the Prospectus not including all information relating to the Placement Agent required under applicable rules, regulations or laws.
          (g) Each party understands and agrees that no subscription will be deemed final and binding on any new Subscriber until at least five (5) Business Days after the date the Subscriber receives the Prospectus. In connection therewith, the Placement Agent agrees to indicate in each Subscription Agreement submitted to the Managing Owner by the Placement Agent the date on which the Prospectus was delivered to that Subscriber. The Placement Agent agrees to ensure that at least five (5) Business Days after the date the Subscriber receives the Prospectus have passed before the Placement Agent accepts any Subscription Agreement from such Subscriber.
          (h) During the Initial Offering Period and the Continuous Offering Period for each Fund, all home offices or branch offices of the Placement Agent shall forward Subscription Agreements to the Managing Owner no later than noon of the first Business Day following receipt of an duly completed, executed and acceptable Subscription Agreement from a Subscriber.
          (i) The Placement Agent shall instruct all subscribers and prospective subscribers to make checks for subscriptions payable to the order of the Escrow Agent or to send wire transfers for subscriptions directly to the Escrow Agent, in each case to the account(s) specified in the Escrow Agreement. Any checks or wire transfers payable to any other party shall be returned. The Placement Agent shall promptly, upon receipt of any and all checks, drafts, and money orders received from prospective subscribers of Units, transmit the same together with a copy of the executed Subscription Agreement, stating among other things, the name of the purchaser, current address, and the amount and form (i.e., whether consideration received was in the form of a check, draft or money order) the of the investment, to the Escrow Agent by noon of the next Business Day after the Managing Owner receives the executed Subscription Agreement, which such Subscription Agreement the Placement Agent shall forward to the Managing Owner no later than noon of the next Business Day following receipt of the check by the Placement Agent. Any check returned unpaid to the Escrow Agent shall be returned to the Placement Agent. The Managing Owner shall accept or reject subscriptions to the Funds, in accordance with the terms of Section 3.04 of the Trust Agreement. The Managing Owner shall have sole responsibility for determining whether Persons are qualified to become Limited Owners and for accepting subscriptions and determining their validity.
     4. Fees and Expenses.
          (a) Subject to the last sentence of Section 4(d), for each sale of Units by a Selling Agent to a Subscriber that is accepted by the Managing Owner, the applicable Fund will pay a subscription fee (the “Subscription Fee”) equal to 0.5% to 3.0% of the gross offering proceeds from such sale which Subscription Fee shall be negotiated within this range by the Selling Agent and the Subscriber at the time of the sale of Units by the Selling Agent to the Subscriber. The Selling Agent shall notify the Managing Owner in writing regarding the Subscription Fee to be charged to a prospective Subscriber when the Selling Agent submits the Subscription Agreement for such prospective Subscriber to the Managing Owner. For the avoidance of doubt, no Subscription Fee shall be payable in respect of rejected subscriptions. If no Subscription Fee is indicated on a Subscription Agreement with a Subscriber, the Subscription Fee will be 3.0% of the gross offering proceeds from such sale.
          (b) The Subscription Fee shall be payable within 30 days after the later of (i) the date the Managing Owner accepts a subscription and receives the required written notice regarding the Subscription Fee from the Selling Agent and (ii) the Initial Closing of the Fund for which Units are being subscribed.

          (c) For each sale of Units by a Selling Agent to a Subscriber that is accepted by the Managing Owner, the applicable Fund will also pay to such Selling Agent the Trailing Fee, as and when specified in the Trust Agreement; provided, that no further Trailing Fees shall be payable from and after such time as the Trailing Fees theretofore paid in respect of such Units, when added together with the Subscription Fees paid in respect of such Units, are equal to or exceed 10% of the purchase price of such Units. Subject to the last sentence of Section 4(d), a Selling Agent may not waive the Trailing Fee applicable to a subscription for Units.
          (d) Trailing Fees will be paid to Selling Agents for on-going services to Limited Owners on a continuous basis which may include, without limitation, advising Limited Owners of the net asset values of the Trust, of relevant Funds, and of Units in such Funds; responding to Limited Owners’ inquiries about monthly statements and annual reports and tax information provided to them; advising Limited Owners whether to make additional capital contributions to the Trust or to redeem their Units; assisting with redemptions of Units; providing information to Limited Owners with respect to futures and forward market conditions; and providing further services which may be requested by Limited Owners. Accordingly, a Selling Agent otherwise entitled to Trailing Fees will not be entitled to receipt thereof for any month during which (i) the Selling Agent does not provide such ongoing services, or (ii) the Selling Agent or the registered representative who is otherwise receiving such Trailing Fees is not properly registered with the CFTC or any other required federal, state or local entity. No Subscription Fees or Trailing Fees shall be paid on Units sold to the Managing Owner or any of its members, principals or Affiliates.
          (e) In the event that the offering of Units of any Fund is terminated prior to the Initial Closing for such Fund, no Selling Agent shall be entitled to any compensation in connection with the offering of Units of such Fund, whether or not such Selling Agent shall theretofore have procured Subscribers for such Fund.
          (f) The Managing Owner and each Selling Agent are each aware of the limitations imposed by the NASD Rules of Fair Practice on the aggregate compensation which may be received by a Selling Agent in connection with the offering and sale of Units. Accordingly, no Selling Agent will in any event accept Trailing Fees from and after such time as the Trailing Fees theretofore paid in respect of such Units, when added together with the Subscription Fees paid in respect of such Units, are equal to or exceed 10% of the purchase price of such Units.
     5. Covenants of the Managing Owner, the Trust and each Fund. Each of the Managing Owner, the Trust and each Fund covenant to and agree with the Placement Agent to:
          (a) Use their respective reasonable best efforts to cause the Registration Statement to become effective as promptly as possible. If filing of the Prospectus is required under Rule 424(b) of the Regulations, the Managing Owner will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations within the time period prescribed and will provide evidence satisfactory to the Placement Agent of such timely filing.
          (b) Notify the Placement Agent immediately (i) when the Registration Statement and any amendment to the Registration Statement becomes effective or any supplement to the Prospectus is filed, (ii) of the receipt of any further comments from the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body for any further amendment to the Registration Statement or any amendment or further supplement to the Prospectus, (iv) of any material criminal, civil or administrative or investigative proceedings against or involving the Managing Owner, the Trust or any Fund, (v) of the issuance by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body of any order suspending (A) the effectiveness of the Registration Statement under the 1933 Act, (B) the registration or NFA membership of the Managing Owner as a “commodity pool operator” or “commodity trading adviser”; or (C) the registration of Units under the “blue sky” or securities laws of any state or other jurisdiction, (vi) any order or decree enjoining the offering or the use of the then-current Prospectus or any promotional material, or (vii) of any threatened action of the type referred to in clauses (iii) through (vi) of which the Managing Owner becomes aware. In the event any order of the type referred to in clause (v) or (vi) is issued, the Managing Owner agrees to use its reasonable best efforts to attempt to obtain a lifting or rescinding of such order at the earliest feasible date.
          (c) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, comply with all requirements imposed upon them by the 1933 Act, the SEC regulations, the CE Act and the CFTC regulations, as from time to time in force, so far as necessary to permit the continuance of sales of Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.
          (d) If any event shall occur as a result of which it is necessary, in the reasonable opinion of the Managing Owner, to amend or supplement the Prospectus (i) to make the Prospectus not materially misleading in the light of the circumstances existing at the time it is delivered to a Subscriber, or (ii) to conform with applicable CFTC or SEC regulations, notify the Placement Agent and promptly prepare and file with the SEC an appropriate amendment or supplement which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any such amendment declared effective as soon as reasonably possible.
          (e) Deliver or cause to be delivered without charge to the Placement Agent such number of copies of the Prospectus as may reasonably be requested by the Placement Agent; and as soon as the Registration Statement or any amendment thereto becomes effective, or a supplement thereto is filed, to deliver or cause to be delivered without charge to the Placement Agent two (2) copies of the Registration Statement or such amendment thereto, including exhibits, as the case may be, and two (2) copies of any supplement thereto; and to deliver or cause to be delivered without charge to the Placement Agent such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as the Placement Agent may reasonably request for the purposes contemplated by the 1933 Act.
          (f) Endeavor in good faith and in cooperation with the Placement Agent, at or prior to the time the Registration Statement becomes effective, to qualify Units for offering and sale under the “blue sky” or securities laws of such jurisdictions as the Placement Agent may designate and the Managing Owner shall agree. In each jurisdiction where such qualification shall be effected, the Managing Owner will, unless the Placement Agent agrees in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction and will keep all filings current.

          (g) Use its best efforts to keep the Prospectus and the Registration Statement current and effective by filing post-effective amendments, as necessary, during the Offering.
          (h) Invest the net proceeds received by it from the Offering in the manner set forth in the Prospectus.
          (i) Comply with all registration, filing, and reporting requirements of the Exchange Act which may from time to time be applicable to the Trust.
          (j) Comply with all undertakings contained in the Registration Statement.
          (k) When and if required, file on a timely basis with the SEC an appropriate form to register the Units pursuant to Section 12(g) under the Exchange Act.
     6. Covenants of the Placement Agent. The Placement Agent covenants to and agrees with the Managing Owner, the Trust and each Fund to:
          (a) Make a best efforts public offering of the Units as soon as the Placement Agent deems it reasonably advisable on or after the Effective Date (as defined in Section 11(a)), upon and subject to the terms and conditions contained in this Agreement and in compliance with all applicable securities laws, and to perform all of its responsibilities hereunder.
          (b) Preserve the confidentiality of any proprietary or non-public information or data provided to the Placement Agent by the Managing Owner.
          (c) Fully disclose to prospective subscribers the capacity in which the Placement Agent is contacting them and the Placement Agent’s relationship with the Managing Owner.
          (d) Not make an offer to sell or solicit an offer to buy or sell Units in a state or other jurisdiction until the Managing Owner has notified the Placement Agent that the Units have been so registered or qualified, or are exempt from registration or qualification, with the securities authorities in such state or other jurisdiction.
          (e) Maintain in full force and effect, and cause its personnel involved in the activities contemplated hereunder to maintain in full force and effect, all governmental, regulatory and self-regulatory registrations, approvals, memberships and licenses required to perform its obligations under this Agreement and to receive compensation therefor (including but not limited to registration as a broker-dealer with the SEC, membership in the NASD, registration with the relevant regulatory authority in each state in which the Selling Agent will solicit prospective subscribers, registration with the CFTC as an futures commission merchant or introducing broker and membership in the NFA) during the term of this Agreement and for such time as the Placement Agent and such personnel shall receive compensation hereunder.
          (f) Comply with the applicable requirements of the 1933 Act (including the delivery of a Prospectus to each prospective subscriber as required by the 1933 Act), the Exchange Act, the CE Act, the rules and regulations promulgated thereunder, and the rules and regulations of the NASD, CFTC, and NFA, including, without limitation (i) determining suitability of a purchase of Units for each prospective subscriber through the use of an offeree questionnaire, (ii) obtaining a written agreement from each prospective subscriber to purchase Units setting forth the identity and quantity of the Units to be purchased and (iii) delivering a Prospectus to a prospective subscriber at least five (5) Business Days prior to any purchase of Units.
          (g) Not, and not permit any Person acting on its behalf to, (i) provide any information or make any representations relating to the Managing Owner, any Fund, the Trust or the Offering other than as contained in the Prospectus, or (ii) state that it is authorized to act as agent for the Managing Owner, any Fund or the Trust for any purpose other than as expressly set forth in this Agreement.
          (h) Not take any of the following actions against the Trust or any Fund: (1) seek a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Trust or any Fund in an involuntary case or proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization, rehabilitation, liquidation or similar law, or (B) adjudging the Trust or any Fund bankrupt or insolvent, or seeking reorganization, rehabilitation, liquidation, arrangement, adjustment or composition of or in respect of the Trust or any Fund under the United States Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or any Fund or of any substantial part of any of their respective properties, or ordering the winding up or liquidation of any of its affairs; (2) seek a petition for relief, reorganization or to take advantage of any law referred to in the preceding clause; or (3) file an involuntary petition for bankruptcy (collectively, a “Bankruptcy or Insolvency Action”).
          (i) For any obligations due and owing to it by any Fund, look solely and exclusively to the assets of such Fund or the Managing Owner (solely to the extent of the General Units owned by the Managing Owner in such Fund), if the Managing Owner has liability in its capacity as Managing Owner, to satisfy the Placement Agent’s claims, and not seek to attach or otherwise assert a claim against the other assets of the Trust or any other Fund, whether or not there is a Bankruptcy or Insolvency Action taken. The parties agree that this provision will survive the termination of this Agreement, whether terminated in a Bankruptcy or Insolvency Action or otherwise.
     7. Compliance with NASD Rules and General Laws.
          (a) It is understood that the Placement Agent has no commitment with regard to the sale of Units other than to use its best efforts and to comply with the provisions of this Agreement and the Trust Agreement. In connection with the offer, sale and distribution of Units, the Selling Agent represents and warrants that it will comply fully with all applicable laws and regulations, and the rules, policy statements and interpretations of the SEC, the NASD, the CFTC, the NFA, state securities administrators and any other regulatory or self-regulatory body. In particular, and not by way of limitation, the Placement Agent represents and warrants that it is familiar with Rule 2810 of the NASD Conduct Rules and that it will comply fully with all the terms thereof in connection with the Offering and sale of Units. The Placement Agent will not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is being maintained.
          (b) The Placement Agent agrees not to recommend the purchase of Units to any Person unless the Placement Agent shall have reasonable grounds to believe, on the basis of information obtained from the Person concerning, among other things, the Person’s investment objectives, other investments, financial situation and needs, that: (1) (to the extent relevant for the purposes of Rule 2810 and giving due consideration to the fact that the Trust and each Fund is in no respects a “tax shelter”) the Person is or will be in a financial position appropriate to enable the Person to realize to a significant extent the benefits of the applicable Fund, including the tax benefits (if any) described in the Prospectus; (2) the Person has a fair market net worth sufficient to sustain the risks inherent in participating in the applicable Fund; (3) the Person satisfies the requirements to become a Subscriber on the basis set forth in the Prospectus, the Subscription Agreement and the state suitability requirements contained therein; (4) acceptance of the Person’s subscription will not otherwise breach any laws, rules and regulations designed to avoid money laundering applicable to either the Selling Agent, the Managing Owner, the Trust and each Fund; and (5) the Units are otherwise a suitable investment for the Person. The Placement Agent agrees to maintain such records as are required by the applicable rules of the NASD, SEC, CFTC and the NFA for purposes of determining investor suitability for the time periods otherwise required by the SEC, NASD, CFTC and NFA. In connection with making the foregoing representations and warranties, the Placement Agent further represents and warrants that it has, among other things, examined the Prospectus including, without limitation the sections listed below and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Placement Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the applicable Funds and provides an adequate basis to Persons for evaluating an investment in the Units: “RISK FACTORS”; “BREAK-EVEN ANALYSIS”; “DESCRIPTION OF THE TRUST, TRUSTEE, MANAGING OWNER AND AFFILIATES”; “OTHER PRIVATE ACCOUNTS AND POOLS”; “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”; “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST”; “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”; “FEES AND EXPENSES”; “THE OFFERING”; “WHO MAY SUBSCRIBE”; “SUMMARY OF MATERIAL AGREEMENTS”; and “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
In connection with making the representations and warranties set forth in this section, the Placement Agent has not relied on inquiries made by or on behalf of any other parties.
          (c) The Placement Agent agrees to inform all prospective subscribers of Units of all pertinent facts relating to the liquidity and marketability of Units as set forth in the Prospectus.
          (d) The Placement Agent represents and warrants that it is familiar with Rule 2710 of the NASD Conduct Rules and covenants and agrees with the Trust, each Fund and the Managing Owner that it will comply fully with all the terms thereof in connection with the Offering and sale of the Units.
          (e) The Placement Agent represents, warrants and covenants that it: (1) maintains anti-money laundering policies and procedures that comply with the Bank Secrecy Act of 1970, as amended, and applicable federal anti-money laundering regulations, including policies and procedures to verify the identity of prospective subscribers (“AML Laws, Regulations and Policies”); (2) complies with AML Laws, Regulations and Policies; (3) will promptly deliver to the Managing Owner, to the extent permitted by applicable law, notice of any AML Laws, Regulations and Policies violation, suspicious activity, suspicious activity investigation or filed suspicious activity report that relates to any prospective subscriber for Units; and (4) will cooperate with the Managing Owner and deliver information reasonably requested by the Managing Owner concerning Subscribers that purchased Units sold by the

Placement Agent necessary for the Managing Owner or the Trust to comply with AML Laws, Regulations and Policies.
          (f) The Placement Agent agrees that the Managing Owner has not assumed, nor will it assume, any responsibility or obligation concerning the Placement Agent’s right to act as broker-dealer with respect to the Units in any jurisdiction.
     8. Conditions of Placement Agent’s Obligations.
          (a) The obligations of the Placement Agent to undertake the placement of Units as provided herein shall be subject (unless waived by the Placement Agent) to the continuing accuracy of the representations and warranties of the Managing Owner, the Trust and the Funds contained herein, to the performance by the Managing Owner, the Trust and the Funds of their respective obligations hereunder and to the following conditions:
          (i) The Registration Statement shall have become effective, and the Placement Agent shall have received notice thereof; no Stop Order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that or any similar purpose shall have been initiated or threatened by the SEC, the NASD, the NFA, or the CFTC; and all requests for additional information on the part of the SEC, the NASD, the NFA and the CFTC, shall have been complied with to the reasonable satisfaction of the Placement Agent and its counsel; and
          (ii) The NASD, upon review of the terms of the Offering, shall not have objected to the Placement Agent’s participation in the Offering or its compensation therefrom.
          (b) The occurrence of the Initial Closing shall be subject (unless waived by the Placement Agent) to the continuing accuracy of the representations and warranties of the Managing Owner, the Trust and the Funds contained herein as of and through the Initial Closing, to the performance by the Managing Owner, the Trust and the Funds of their respective obligations hereunder as of and through the Initial Closing and to the following conditions:
          (i) As of the Initial Closing, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Managing Owner, dated the Initial Closing, to the effect that as of the date of this Agreement and as of the Initial Closing, the representations and warranties of the Managing Owner contained herein were and are accurate, except as disclosed therein, and that as of the Initial Closing, the obligations to be performed by the Managing Owner and the Trust hereunder on or prior thereto have been fully performed, except as disclosed therein; and
          (ii) The issuance, sale and delivery of Units shall have been made in a manner reasonably satisfactory in form and substance to the Placement Agent and its counsel.
     9. Indemnification and Contribution.
          (a) The Placement Agent shall not be liable to any Fund, the Trust, the Trustee or the Managing Owner for any loss, liability, claim, damage, expense, fine, penalty, cost or expense (including, without limitation, attorneys’ and accountants’ fees and disbursements), judgment and/or amount paid in settlement (collectively, “Losses”) caused by any act or omission of the Placement Agent in connection with the performance of services under this Agreement, except as a result of (1) acts or omissions to act on the part of the Placement Agent or the officers, directors, shareholders, principals, members, employees, agents or Affiliates (collectively, the “Principals and Affiliates”) of the Placement Agent which constitute negligence or misconduct, or (2) any breach of any of the representations, warranties, covenants or agreements of the Placement Agent in this Agreement. The Placement Agent hereby agrees to indemnify and hold harmless each Fund, the Trust, the Trustee, the Managing Owner and the Principals and Affiliates of each of the foregoing from and against all Losses incurred by any of them arising out of or based upon any matter for which the Placement Agent is liable under this Section 9(a).
          (b) The Managing Owner and each Fund, solely out of the Contracting Fund Assets (as defined below in Section 14), hereby agrees indemnify and hold harmless the Placement Agent and its Principals and Affiliates from and against any and all Losses to which such Persons may become subject arising out of or in connection with (i) this Agreement, (ii) the transactions contemplated hereby or (iii) the fact that the Placement Agent is or was a selling agent of the Trust and the Funds, in each case arising out of or based upon (1) any untrue statement of material fact contained in this Agreement, the Registration Statement, the Prospectus or any application or written communication executed by the Managing Owner or the Trust filed in any jurisdiction in order to qualify Units under the securities laws thereof (collectively, the “Documents”), (2) any omission from the Documents of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (3) any breach of any representation, warranty, covenant or agreement made by the Managing Owner, the Trust or any Fund in this Agreement, except to the extent that any such Losses arise out of, relate to, or are based upon any matter (x) for which the Placement Agent would be liable under Section 9(a) or (y) relating to an Additional Selling Agent or an Additional Selling Agent Agreement. For the sake of clarity, if a claim for indemnification relates to a specific Fund, such Fund, and no other Fund, shall be responsible for indemnifying the Placement Agent and its Principals and Affiliates in accordance with this Section 9(b).
          (c) Indemnification Procedure. The Person(s) making a claim for indemnification under this Section 9 is/are referred to herein as the “Indemnified Party” and the Person(s) against whom such claims are asserted under this Section 9 is/are referred to herein as the “Indemnifying Party.” All claims by an Indemnified Party shall be asserted and resolved as follows
          (i) In the event that (A) any claim for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party (a “Third Party Action”) or (B) any Indemnified Party hereunder should have a claim against any Indemnifying Party hereunder which does not involve a claim being asserted against or sought to be collected from it by a third party (a “Direct Action”), the Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim, specifying, to the extent then known to the Indemnified Party, the basis on which the claim for indemnification is made, the facts giving rise to or the alleged basis of the claim, and the amount (which may be estimated) of claim liability (a “Claim Notice”), together with a copy of the document (if any) by or in which the Third Party Action is commenced or asserted; provided, that any failure to give such notice shall not constitute a waiver of any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced as result of such delay or lack of detail.
          (ii) Within thirty (30) days after receipt of a Claim Notice, the Indemnifying Party may (A) by giving written notice thereof to the Indemnified Party, elect to assume the defense of such Third Party Action at its sole cost and expense or (B) object to the claim for indemnification set forth in the Claim Notice. The Indemnifying Party shall have the right to assume control of the defense of or settle or otherwise dispose of such Third Party Action on such terms as the Indemnifying Party deems appropriate; provided, however, that (x) the Indemnified Party shall be entitled, at its own expense (which such expense shall not be deemed to be a Loss), and without unreasonable interference with the actions of the Indemnifying Party, to participate in the defense of Third Party Actions, (y) the Indemnified Party shall not have the right to assume control of a Third Party Action if the Indemnified Party shall have been advised by counsel that, under applicable standards of professional responsibility, a conflict will arise in the event both the Indemnified Party and the Indemnified Party are represented by the same counsel with respect to the Third Party Action, in which case such Indemnified Party shall have the right to be represented by separate counsel with respect to the matters to which the conflict pertains, and all Losses in connection therewith shall be reimbursed by the Indemnifying Party from time to time upon demand of the Indemnified Party; and (z) the Indemnifying Party shall obtain the prior written consent of the Indemnified Party before entering into any settlement, compromise, admission or any acknowledgment of the validity of a Third Party Action or any liability in respect thereof, which consent shall not be unreasonably withheld; provided, that the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include a complete release of all claims against each Indemnified Party in respect of such Third Party Action and any related facts, circumstances or occurrences; and provided, further, that no consent of the Indemnified Party shall be necessary if the settlement, compromise, admission or any acknowledgment involves solely the payment of monetary damages that are paid by the Indemnifying Party.
          (iii) Unless the Indemnifying Party objects in writing to a Direct Claim within thirty (30) days after receipt of the Claim Notice, such Direct Claim shall be conclusively deemed to be a liability of the Indemnifying Party and the Indemnified Party shall be entitled to obtain the appropriate number of escrowed shares, in accordance with the terms of the Pledge Agreement. If the Indemnifying Party objects in writing, such dispute shall be resolved in accordance with Section 19.
          (d) In the event that a Person seeks indemnification in a Third Party Action covering both matters for which indemnification is and is not covered hereunder, such Person shall be indemnified only for the Losses covered hereunder.
          (e) None of the indemnifications contained in this Agreement shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by a Person claiming indemnification without the prior written consent of the Indemnifying Party.
          (f) Notwithstanding the provisions of this Section 9, the Placement Agent shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities Laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities Law violations as to the particular Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee and finds that indemnification of the settlement and related costs should be made.
          (g) In any claim for indemnification for federal or state securities Law violations, the person seeking indemnification shall place before the court the position of the SEC and the position of any other applicable state securities division which requires disclosure with respect to the issue of indemnification for securities law violations.
          (h) The indemnification provisions of this Agreement shall survive the termination of this Agreement. The indemnification agreements in this Section 9 shall be in addition to any liability which the Placement Agent may otherwise have. Nothing contained in this Section 9 or elsewhere in this Agreement shall be construed as an admission that the Placement Agent is an “underwriter” of the Units within the meaning of the 1933 Act.
     10. Representations and Agreements to Survive Delivery. All representations, warranties, covenants, and agreements contained in this Agreement or contained in certificates or documents delivered pursuant to this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Effective Date (defined below), and shall survive until the earlier of (i) the termination of the Continuous Offering Period, or (ii) the termination of this Agreement (with those Sections specified in Section 12 surviving indefinitely).
     11. Effectiveness of Agreement; Term and Termination.
          (a) This Agreement shall become effective at 9:30 a.m., New York time, on the first full Business Day following the date the Registration Statement becomes effective with the SEC (the “Effective Date”). Unless terminated earlier as set forth in the remainder of this Section 11, this Agreement shall terminate with respect to a Fund at the conclusion of the Continuous Offering Period for such Fund (with those Sections specified in Section 12 surviving indefinitely).
          (b) The Placement Agent may terminate this Agreement with respect to the Trust or any Fund(s) upon 30 days’ advance written notice to the applicable Fund(s), the Trust and the Managing Owner, in the event (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the applicable Fund(s), the Trust or the Managing Owner which, in the reasonable judgment of the Placement Agent, renders it inadvisable to proceed with the Offering; (ii) the Registration Statement and/or the Prospectus has not been amended reasonably promptly after written request by the Placement Agent for it to be so amended because an event has occurred which, in the reasonable opinion of securities counsel for the Placement Agent, should be set forth in the Registration Statement or the Prospectus in order to make the statements therein not misleading; (iii) there has been a general suspension of, or a general limitation on prices for, trading in commodity futures or option contracts on commodity exchanges in the United States or other commodities instruments, or there is any other national or international calamity or crisis in the financial markets of the United States to the extent that it is determined by the Placement Agent, in its reasonable discretion, that such limitations would materially impede the Trust’s or the applicable Fund’s trading activities or make the offering or delivery of

Units impossible or impractical; or (iv) there has been a declaration of a banking moratorium by federal, New York or Delaware authorities.
          (c) The Managing Owner, the Trust and/or the Fund(s) (solely with respect to such Fund(s)) may terminate this Agreement for any or no reason upon 15 days’ advance written notice to the Placement Agent; provided, that in the event this Agreement is terminated only with respect to certain Funds, this Agreement shall remain in full force and effect with respect to the remaining Funds, the Trust and the Managing Owner.
     12. Survival. Notwithstanding that this Agreement shall not become effective, shall terminate or shall otherwise not be carried out, Sections 3(c), 4, 6(b), 6(c), 6(g), 6(h), 6(i) and 9 through 20 shall survive and remain in full force and effect.
     13. Limitation of Limited Owner Liability. This Agreement has been made and executed by and on behalf of the Funds, the Trust and the Managing Owner. The obligations of the Funds, the Trust and/or the Managing Owner set forth herein are not binding upon any of the Limited Owners individually but are binding only upon the assets and property identified herein. No resort shall be had to the assets of other Funds or the Limited Owners’ assets or personal property, for the satisfaction of any obligation or claim hereunder.
     14. Subordination of Certain Claims and Rights. Each of the Managing Owner and the Placement Agent agrees and consents (the “Consent”) to look solely to the applicable Fund (the “Contracting Fund”) and its assets (the “Contracting Fund Assets”) for payment. The Contracting Fund Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of the Contracting Fund, including, without limitation, funds delivered to the Trust for the purchase of Units in a Fund. In furtherance of the Consent, each of the Managing Owner and the Placement Agent agrees that any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) incurred, contracted for or otherwise existing arising from, related to or in connection with the Trust and its assets and the Contracting Fund and the Contracting Fund Assets, shall be subject to the following limitations:
          (a) Except as set forth below, the Claims, if any, of the Managing Owner and the Placement Agent (the “Subordinated Claims”) incurred, contracted for or otherwise existing, arising from, related to or in connection with the Contracting Fund and the Contracting Fund Assets and the assets of the Trust shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and the Contracting Fund and any of their respective assets which may arise as a matter of Law or pursuant to any Contract; provided, however, that bona fide Claims of either the Managing Owner or the Placement Agent, if any, against the Contracting Fund shall be pari passu and equal in right of repayment and distribution with all other bona fide Claims against the Contracting Fund;
          (b) The Managing Owner and the Placement Agent will not take, demand or receive from any Fund or the Trust or any of their respective assets (other than the Contracting Fund or its assets) any payment for the Subordinated Claims, except in accordance with this Section 14;
          (c) Subject to this Section 14, the Claims of the Managing Owner and the Placement Agent with respect to the Contracting Fund shall only be asserted and enforceable against the Contracting Fund’s assets and the Managing Owner and its assets, and shall not be asserted or enforceable for any reason whatsoever against the assets of any other Fund or the Trust generally;
          (d) If the Claims of the Managing Owner or the Placement Agent against the Contracting Fund or the Trust are secured in whole or in part, each of the Managing Owner and the Placement Agent hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any other Fund, as the case may be;
          (e) In furtherance of the foregoing, if and to the extent that the Managing Owner and/or the Placement Agent receive monies in connection with the Subordinated Claims from a Fund or the Trust (or their respective assets) other than the Contracting Fund or the Managing Owner and their respective assets and except as permitted by this Section 14, the Managing Owner and/or the Placement Agent, as the case may be, shall be deemed to hold such monies in trust and shall promptly remit such monies to the Fund or the Trust that paid such amounts for distribution by such Fund or the Trust in accordance with the terms hereof; and
          (f) The provisions of this Section 14 shall apply at all times notwithstanding that the Claims are satisfied, and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.
     15. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Managing Owner, the Trust or the Funds, at 1000 Hart Road, Suite 210, Barrington, Illinois 60010, Attention: Chief Executive Officer; with a copy to: Crowell & Moring LLP, 153 East 53 Street, 31st Floor, New York, New York 10022, Attention: Robert G. Frucht, Esq.; (ii) if to the Placement Agent, 17 W 727 Butterfield Rd., Oakbrook Terrace, IL 60181, Attention: The President; or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 15. Any notice or other communication given shall be deemed given at the time of receipt by the intended recipient party thereof.
     16. Binding Agreement. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Funds, the Trust, the Managing Owner, the Placement Agent (and solely with respect to indemnification or contribution, those persons and entities referred to in Section 9 who are entitled to indemnification or contribution), and their respective successors, and assigns (which shall not include any prospective subscriber or Subscriber for Units), and no other Person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.
     17. Invalidity. If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.
     18. Governing Law. This Agreement shall be construed in accordance with the laws of Delaware, without giving effect to its conflict of law principles.

     19. Consent to Jurisdiction. All disputes arising out of this Agreement and any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, including the interpretation, breach or termination of any of the foregoing, shall be resolved exclusively through the state and Federal courts situated of Delaware. The parties hereby submit to the exclusive jurisdiction and venue for any such dispute in such courts, as well as to all appellate courts to which an appeal may be taken from such trial courts. Each of the parties expressly waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such courts on the basis of any objection to personal jurisdiction, venue or inconvenient forum in any of such courts.
     20. Fund Disclaimer. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that the Trust is organized in series pursuant to Sections 3804(a) and 3806(b)(2) of the Trust Act. As such, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Trust shall be enforceable against the assets of such series of the Trust only, and not against the assets of the Trust generally or the assets of any other series of the Trust or against the Trustee. There may be several series of the Trust created pursuant to the Trust Agreement.
     21. Assignment. This Agreement may not be assigned, novated or otherwise transferred by operation of law or otherwise by any party without the prior written consent of all of the other parties, which consent shall not be unreasonably withheld. Any change of control of a party shall be deemed an assignment of this Agreement that requires the prior written consent of the other parties. For purposes of this Agreement, “change of control” means any merger, consolidation, sale of all or substantially all of the assets or sale of a substantial block of stock, of a party. Any such assignment, novation or transfer by one party not in accordance with this provision shall be a material breach of this Agreement and shall be grounds for immediate termination thereof by the non-breaching parties, in addition to any other remedies that may be available under this Agreement or at law or in equity to the non-breaching parties.
     22. Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
     23. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.
     24. Captions. Section and paragraph captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, or extend or describe the scope of this Agreement or the intent of any provision hereof.
[Remainder of page intentionally blank]

     If the foregoing correctly sets forth the understanding between the Placement Agent and the Managing Owner and the Trust, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.
Yours very truly,

BROOKSHIRE RAW MATERIALS (U.S.) TRUST	BROOKSHIRE RAW MATERIALS MANAGEMENT, LLC

By: Brookshire Raw Materials Management, LLC	By:

Managing Owner		Name:
Title:

By:

Name:
Title:
Accepted and agreed as of the date first written above:
OAKBROOK INVESTMENT BROKERS, INC.

By:

Name:
Title:

EXHIBIT A
FORM OF ADDITIONAL SELLING AGENT AGREEMENT
[On the following pages]

1000 Hart Road, Suite 210, Barrington, Illinois 60010
Tel. No. 888-877-2719 Fax No. 416-536-5833
                    , 2007
Oakbrook Investment Brokers, Inc.
17 W 727 Butterfield Rd.
Oakbrook Terrace, IL 60181
Attention: •

Re:	BROOKSHIRETM RAW MATERIALS (U.S.) TRUST
SELLING AGENT AGREEMENT
Ladies and Gentlemen:
          Brookshire Raw Materials Management, LLC, a Delaware limited liability company (the “Managing Owner”), has caused the formation, on August 16, 2006, of a statutory trust pursuant to the Delaware Statutory Trust Act (the “Trust Act”), under the name Brookshire Raw Materials (U.S.) Trust (the “Trust”), for the purpose of engaging in the speculative trading of commodity futures and forward contracts. CSC Trust Company of Delaware, a Delaware company (the “Trustee”), is the trustee of the Trust and has delegated substantially all responsibility for the management of the Trust’s business and affairs to the Managing Owner. The Amended and Restated Declaration of Trust and Trust Agreement dated as of ___, 2007 (the “Trust Agreement”) sets forth the terms of the Trust. Capitalized terms not defined in this Agreement have the meanings assigned to such terms in the Registration Statement (as hereinafter defined) and/or the Trust Agreement.
     The Trust is currently divided into ten series (each, a “Fund”). Units of beneficial interest (“Units”) will be issued in each such Fund, as more fully described in the Registration Statement and the Prospectus (as hereinafter defined). Each Fund will be managed by the Managing Owner, be separately valued and represent a separate investment portfolio of the Trust.
     The Managing Owner is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and a commodity trading adviser under the Commodity Exchange Act, as amended (the “CE Act”), and is a member of the National Futures Association (the “NFA”) in such capacity.
     The Managing Owner proposes to offer Units to the public and to sell Units to subscribers acceptable to the Managing Owner (each, a “Subscriber” and collectively, the “Subscribers”), upon the terms and subject to the conditions set forth in this Placement Agreement (the “Agreement”), the Registration Statement and the Prospectus (the “Offering”). The Offering will begin as soon as the Placement Agent (as defined below) deems it reasonably advisable on or after the Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).
     Oakbrook Investment Brokers, Inc., an Illinois corporation, has been appointed as the initial placement agent for the Trust (together with any replacement placement agent, the “Placement Agent”) pursuant to a placement agent agreement dated as of ___, 2007 (the “Placement Agent Agreement”). The Placement Agent has nominated [___] to act as a non-exclusive selling agent for distribution of Units (a “Selling Agent”), and the Managing Owner hereby wishes to appoint [___] to act as Selling Agent, pursuant to the terms of this selling agent agreement (this “Agreement”).
     Each Fund desires to raise capital as herein provided through the sale of Units, and the Selling Agent hereby agrees to use its best efforts to market Units pursuant to the terms set forth in this Agreement. Accordingly, the Managing Owner, the Trust and the Selling Agent hereby, intending to be legally bound, agree as follows:
     1. Representations and Warranties of the Managing Owner. The Managing Owner represents and warrants to the Selling Agent that:
          (a) A registration statement on Form S-1 for the Trust and the Funds, and as a part thereof a combined prospectus for all Funds with respect to all of the Units being offered (which registration statement together with all amendments thereto, at the time and in the form declared effective by the SEC is referred to herein as the “Registration Statement,” and which prospectus in final form, together with all amendments and supplements thereto, is referred to herein as the “Prospectus”), prepared in accordance with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the CE Act, and the rules, regulations and instructions promulgated under the 1933 Act and the CE Act, respectively, has been filed with the SEC, the National Association of Securities Dealers, Inc. (the “NASD”) and the NFA pursuant to the 1933 Act and the CE Act and the rules and regulations promulgated, respectively, thereunder, as well as the rules and regulations of the NASD and the NFA, in the form heretofore delivered to the Placement Agent.
          (b) When the Registration Statement becomes effective under the 1933 Act, the Registration Statement and the Prospectus will contain all material statements and information required to be included therein by the 1933 Act and the CE Act and the rules and regulations, respectively, thereunder, as well as the rules and regulations of the NASD and the NFA, and will conform in all material respects to the requirements of the 1933 Act and the CE Act and the rules and regulations, respectively, thereunder, as well as the rules and regulations of the NASD and the NFA, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading; provided, however, that no representation and warranty is made with respect to information furnished in writing to the Trust or the Managing Owner by the Placement Agent, the Selling Agent or by any Additional Selling Agent (as defined in the Placement Agent Agreement).
          (c) To the knowledge of the Managing Owner, no order (a “Stop Order”) (i) preventing or suspending the effectiveness of the Registration Statement or use of the Prospectus or any amendment or supplement thereto, (ii) refusing to permit the effectiveness of the Registration Statement, or (iii) suspending the registration or qualification of any Units, has been issued by the SEC, the CFTC, the NASD, the NFA, the “blue sky” or securities authority of any state, or any other federal, state or other governmental agency or body, nor has any of such authorities instituted or, to the knowledge of the Managing Owner, threatened to institute, any proceedings with respect to a Stop Order.
          (d) The Trust was duly formed and is validly existing as a statutory trust in good standing under the Trust Act, with full power and authority, and all necessary authorizations, approvals and orders of and from all federal, state and other governmental or regulatory officials and bodies, to carry out its obligations under this Agreement, its certificate of trust (the “Trust Certificate”) and the Trust Agreement, and to own its properties and conduct its business as described in the Prospectus.
          (e) The Managing Owner and each of its principals and employees have, and will continue to have for so long as it is the Managing Owner, all federal and state governmental, regulatory, self-regulatory and commodity exchange approvals and licenses, and the Managing Owner (either by itself or through its principals and employees) has effected all filings and registrations with federal and state governmental, regulatory or self-regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its or their obligations as described under the Trust Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a “commodity pool operator” and as a “commodity trading adviser”), except in each case as would not be reasonably likely to have a Material Adverse Effect on the Managing Owner, the Trust or any Fund.
          (f) The Managing Owner is a limited liability company duly formed, validly existing, and in good standing under the laws of Delaware, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on its business, in all material respects, in the manner described in the Prospectus. The Managing Owner is duly qualified to do business and is in good standing in each jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary or advisable, except where the failure to be so qualified would not have a material adverse effect on any of the operations, business, properties or assets of the Managing Owner.
          (g) Each of the Managing Owner and the Trust has all requisite power and authority to execute, deliver, and perform its respective obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Managing Owner and the Trust and constitutes a valid and binding agreement of each of the foregoing, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally.
          (h) The Managing Owner, the Trust and each Fund has the power and authority to enter into the contractual obligations and agreements referred to in the Prospectus (it being understood and agreed that this representation does not cover the Placement Agent Agreement, this Agreement or any other Additional Selling Agent Agreements). None of (x) the offer and sale of the Units, (y) the execution and delivery of this Agreement or (z) compliance by the Managing Owner or the Trust with the provisions of this Agreement, will conflict with, or result in a breach of any of the terms or provisions of, or result in a default under, (i) any order of the SEC, the NASD, the CFTC or the NFA; (ii) the Trust Certificate, the Trust Agreement or the limited liability company agreement of the Managing Owner; (iii) any indenture, mortgage, deed of trust, loan agreement, other evidence of indebtedness or other agreement or instrument to which the Trust, a Fund or the Managing Owner is a party or by which their properties or assets are bound, except in the case of this clause (iii) of an agreement or instrument that would not have a material adverse effect on any of the operations, business, properties or assets of any of the foregoing; or (iv) to their knowledge, any applicable statute or any order, rule or regulation of any court or of any federal, state or other governmental or regulatory agency or body having jurisdiction over the Trust, a Fund or the Managing Owner or any of their properties; nor will any such actions result in the imposition of any lien, charge or encumbrance upon any of the property or assets of the Trust, a Fund or the Managing Owner.
          (i) The offer and sale of Units have been duly authorized by all necessary action on the part of the Managing Owner and the Trust. The Units to be offered for sale pursuant to the Offering have been validly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and will constitute valid units of beneficial interest in the Trust which, when the Registration Statement becomes effective under the 1933 Act, will conform in all material respects to the description thereof contained in the Prospectus. The liability of each Limited Owner will be limited as set forth in the Prospectus and the Trust Agreement, and no Limited Owner will be subject to personal liability for the debts, obligations or liabilities of the Trust or the applicable Fund by reason of his being a Limited Owner other than as described in the Prospectus and the Trust Agreement.
          (j) No consent, approval, authorization, order, registration or qualification of or with any court or any federal, state or other governmental or regulatory agency or body is required for the issuance and sale of Units or the consummation of the transactions contemplated by this Agreement, except for the registration of Units under the 1933 Act, submission of the Prospectus to the SEC, NASD, NFA, the continued registration of the Managing Owner under the CE Act as a commodity pool operator and commodity trading advisor and membership by the Managing Owner in the NFA in such capacities, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required by securities or state “blue sky” laws in connection with the offer and sale of Units.
          (k) There is no litigation, arbitration, claim, governmental or other proceeding or investigation pending, or, to the knowledge of the Managing Owner, threatened, with respect to the Managing Owner, the Trust or any Fund, or any of their operations, businesses, properties or assets, except as described in the Registration Statement or Prospectus or such as would not, if successful, have a material adverse effect upon the operations, businesses, properties or assets of the Managing Owner, the Trust or any Fund, as the case may be. None of the Managing Owner, the Trust or any Fund is in violation in any material respect of any law, rule, regulation, order, judgment or decree, except as described in the Registration Statement or Prospectus or as would not have a material adverse effect upon the operations, business, properties or assets of the Managing Owner, the Trust or any Fund.
          (l) The Managing Owner is not, nor, to the knowledge of the Managing Owner, is any other party, in violation or breach of, or in default with respect to, any material provision of any written contract, agreement, instrument, lease, license or legally binding understanding (“Contract”) which is material to the Managing Owner and which relates to the Trust or the Offering; and each such Contract is in full force and is the legal, valid, and binding obligation of the Managing Owner and/or the Trust and is enforceable as to the Managing Owner and/or the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally. The Managing Owner has no knowledge that any party to any such Contract has any current intention of canceling, not renewing or not performing with respect thereto. The Managing Owner enjoys peaceful and undisturbed possession under all leased property from which operations related to the Trust or the Offering are conducted. The Managing Owner is not in violation or breach of, or in default with respect to, any term of its certificate of formation or operating agreement.
          (m) When the Registration Statement becomes effective under the 1933 Act, each Contract required to be (i) described in the Registration Statement or the Prospectus will be properly described therein and (ii) filed as an exhibit to the Registration Statement will be filed with the SEC as an exhibit to the Registration Statement.
          (n) The financial statements of the Managing Owner and the Trust contained in the Registration Statement and the Prospectus have been examined by an independent registered public accounting firm, as required by the CE Act and the 1933 Act and the rules and regulations of the CFTC and the SEC, respectively, and when the Registration Statement becomes effective under the 1933 Act, fairly present in all material respects the financial condition and the results of operations thereof as of the dates and for the periods therein specified; and such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved; and no other financial statements are required by Form S-1 to be included in the Registration Statement or the Prospectus.
          (o) Neither the Managing Owner, nor, to the knowledge of the Managing Owner, any manager, member, director, officer, agent, employee, or other person associated with or acting on behalf of the Managing Owner has, directly or indirectly, (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from funds of the Managing Owner; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.
          (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described in the Registration Statement or Prospectus, the Trust has not (i) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money; (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.
          (q) Except as may be set forth in the Registration Statement, Prospectus, this Agreement or any Additional Selling Agent Agreement, neither the Trust nor any Fund has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.
          (r) Except as contemplated by the Offering, the Placement Agent Agreement, this Agreement or any Additional Selling Agent Agreement or as may have been waived, no Person has any right of first refusal, preemptive right, right to any compensation, or other similar right or option, in connection with the Offering or this Agreement, or any of the transactions contemplated hereby or thereby.
          (s) Except as may be set forth in the Registration Statement or Prospectus or as may have been waived, no Person has the right to require registration of Units or other securities of the Company upon the filing or effectiveness of the Registration Statement.
     2. Representations and Warrants of the Selling Agent. The Selling Agent represents and warrants to the Trust, each Fund and the Managing Owner that:
          (a) It has all necessary corporate power and authority to enter into this Agreement, to consummate the transactions contemplated by this Agreement, and to perform its obligations hereunder.
          (b) It is a corporation duly organized and validly existing under the laws of the State of [___]; it is duly authorized to execute this Agreement and to perform its obligations hereunder; and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the performance of its obligations hereunder, will not violate, conflict with, or constitute a default under, (i) the organizational documents of the Selling Agent; (ii) any Contract to which the Selling Agent is a party or by which its assets are bound or (iii) any judgment, decree, order or, to the knowledge of the Selling Agent, any statue, rule or regulation, applicable to the Selling Agent.
          (c) This Agreement has been duly and validly authorized, executed and delivered by the Selling Agent and is a valid and binding agreement of the Selling Agent enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally.
          (d) The information contained in the Registration Statement and Prospectus relating to the Selling Agent, if any, is complete and correct and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
          (e) It is a member of the NASD, and is in compliance with all material rules and regulations applicable to the Selling Agent generally and, to its knowledge, applicable to the Selling Agent’s participation in the Offering, and it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the securities laws of the states in which Units will be offered or sold by it. It is not subject to any order or regulation which in any way relates to any violation of law or which could otherwise preclude it fulfilling its duties contemplated hereby and it has not committed any act nor is it, its Affiliates or other persons associated with it the subject of administrative, civil, or criminal actions (so-called “bad boy” provisions) of any state “blue sky” law.
          (f) It will deliver or cause to be delivered to each prospective subscriber, prior to any submission by such person of a written offer relating to the purchase of Units, a copy of the Prospectus, as it may have been most recently amended or supplemented by the Managing Owner or the Trust.
          (g) In compliance with the NASD Conduct Rules, it will not sell Units to discretionary accounts without prior specific written approval of the customer in whose name such account is being maintained.

          (h) It will not take any action which would cause the Offering to violate the provisions of the 1933 Act, the Exchange Act, the CE Act, the respective rules and regulations promulgated thereunder, or applicable “blue sky” laws of any state or jurisdiction.
     3. Offering and Sale of Units.
          (a) Subject to the terms and conditions, and on the basis of the representations, warranties and covenants set forth in this Agreement, the Managing Owner, the Trust and each Fund hereby appoint the Selling Agent as a non-exclusive selling agent with respect to the Offering, and the Selling Agent agrees to use its best efforts to procure Subscribers for Units in one or more Initial Funds during the Initial Offering Period and the Continuous Offering Period on the terms and conditions set forth in the Prospectus and in the Trust Agreement. For the avoidance of doubt, except for Units as described in the Prospectus, no other securities (including, but not limited to, beneficial interests in other commodity pools) that may be offered by the Trust, any Fund or the Managing Owner, from time to time, shall be subject to this Agreement, and the Selling Agent shall have no right to commissions, on-going trailing fees or any other compensation with respect to such other securities.
          (b) The Selling Agent’s agreement to use its best efforts to find acceptable Subscribers shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers, including Affiliates, which may be offered or sold during the term of this Agreement.
          (c) The Selling Agent shall keep, and make available to the Managing Owner upon request, a complete ledger in hard copy and computerized form of all Subscribers, which shall include (i) the exact name, address and social security or employer identification number of each Subscriber, (ii) the amount invested by each Subscriber, (iii) the number and type of Units subscribed for by each Subscriber, and (iv) if there is more than one party to the subscription, the holding method (e.g., joint tenant, tenants in common, etc.) of the joint Subscribers.
          (d) In recommending to any Person the purchase or sale of Units, the Selling Agent will (x) use its best efforts to ensure that an investment in the applicable Fund is a suitable and appropriate investment for such Person, on the basis of information obtained from such Person concerning his investment objectives, such Person’s other investments, such Person’s financial situation and needs, any other information known by the Selling Agent through the review of its offeree questionnaire completed by such Person and relevant “blue sky” laws; and (y) maintain in its files for at least six (6) years documents disclosing the basis upon which the determination of suitability was reached as to each such Person. The Selling Agent shall review each Subscription Agreement to ensure it is completed and executed properly (checking, among other things, the name, address and social security number of the Subscriber). The Selling Agent shall also make sure that each Subscriber’s check is properly made payable to the escrow account for the correct amount as provided in the Subscription Agreement, or that the applicable wire transfer has been received by the escrow account for the correct amount as provided in the Subscription Agreement.
          (e) During the period when the Prospectus is required to be delivered under the 1933 Act, the Selling Agent shall promptly notify the Managing Owner upon discovery of any material untrue or misleading statement regarding it or its operations, or of the occurrence of any event or change in circumstances which would result in there being any material untrue or misleading statement or a material omission in the Prospectus or Registration Statement regarding it or its operations, or result in the Prospectus not including all information relating to the Selling Agent required under applicable rules, regulations or laws.
          (f) Each party understands and agrees that no subscription will be deemed final and binding on any new Subscriber until at least five (5) Business Days after the date the Subscriber receives the Prospectus. In connection therewith, the Selling Agent agrees to indicate in each Subscription Agreement submitted to the Managing Owner by the Selling Agent the date on which the Prospectus was delivered to that Subscriber. The Selling Agent agrees to ensure that at least five (5) Business Days after the date the Subscriber receives the Prospectus have passed before the Selling Agent accepts any Subscription Agreement from such Subscriber.
          (g) During the Initial Offering Period and the Continuous Offering Period for each Fund, all home offices or branch offices of the Selling Agent shall forward Subscription Agreements to the Managing Owner no later than noon of the first Business Day following receipt of an duly completed, executed and acceptable Subscription Agreement from a Subscriber.
          (h) The Selling Agent shall instruct all subscribers and prospective subscribers to make checks for subscriptions payable to the order of the Escrow Agent or to send wire transfers for subscriptions directly to the Escrow Agent, in each case to the account(s) specified in the Escrow Agreement. Any checks or wire transfers payable to any other party shall be returned. The Selling Agent shall promptly, upon receipt of any and all checks, drafts, and money orders received from prospective subscribers of Units, transmit the same together with a copy of the executed Subscription Agreement, stating among other things, the name of the purchaser, current address, and the amount and form (i.e., whether consideration received was in the form of a check, draft or money order) the of the investment, to the Escrow Agent by noon of the next Business Day after the Managing Owner receives the executed Subscription Agreement, which such Subscription Agreement the Selling Agent shall forward to the Managing Owner no later than noon of the next Business Day following receipt of the check by the Selling Agent. Any check returned unpaid to the Escrow Agent shall be returned to the Selling Agent. The Managing Owner shall accept or reject subscriptions to the Funds, in accordance with the terms of Section 3.04 of the Trust Agreement. The Managing Owner shall have sole responsibility for determining whether Persons are qualified to become Limited Owners and for accepting subscriptions and determining their validity.
     4. Fees and Expenses.
          (a) Subject to the last sentence of Section 4(d), for each sale of Units by the Selling Agent to a Subscriber that is accepted by the Managing Owner, the applicable Fund will pay a subscription fee (the “Subscription Fee”) equal to 0.5% to 3.0% of the gross offering proceeds from such sale which Subscription Fee shall be negotiated within this range by the Selling Agent and the Subscriber at the time of the sale of Units by the Selling Agent to the Subscriber. If the Subscription Fee is to be split between the Placement Agent and the Selling Agent, such split is indicated on Annex A. The Selling Agent shall notify the Managing Owner in writing regarding the Subscription Fee to be charged to a prospective Subscriber when the Selling Agent submits the Subscription Agreement for such prospective Subscriber to the Managing Owner. For the avoidance of doubt, no Subscription Fee shall be payable in respect of rejected subscriptions. If no Subscription Fee is indicated on a Subscription Agreement with a Subscriber, the Subscription Fee will be 3.0% of the gross offering proceeds from such sale.
          (b) The Subscription Fee shall be payable within 30 days after the later of (i) the date the Managing Owner accepts a subscription and receives the required written notice regarding the Subscription Fee from the Selling Agent and (ii) the Initial Closing of the Fund for which Units are being subscribed.
          (c) For each sale of Units by a Selling Agent to a Subscriber that is accepted by the Managing Owner, the applicable Fund will also pay to such Selling Agent the Trailing Fee, as and when specified in the Trust Agreement; provided, that no further Trailing Fees shall be payable from and after such time as the Trailing Fees theretofore paid in respect of such Units, when added together with the Subscription Fees paid in respect of such Units, are equal to or exceed 10% of the purchase price of such Units. Subject to the last sentence of Section 4(d), a Selling Agent may not waive the Trailing Fee applicable to a subscription for Units.

          (d) Trailing Fees will be paid to the Selling Agent for on-going services to Limited Owners on a continuous basis which may include, without limitation, advising Limited Owners of the net asset values of the Trust, of relevant Funds, and of Units in such Funds; responding to Limited Owners’ inquiries about monthly statements and annual reports and tax information provided to them; advising Limited Owners whether to make additional capital contributions to the Trust or to redeem their Units; assisting with redemptions of Units; providing information to Limited Owners with respect to futures and forward market conditions; and providing further services which may be requested by Limited Owners. Accordingly, no Trailing Fees will be paid for any month during which (i) the Selling Agent does not provide such ongoing services, or (ii) the Selling Agent or the registered representative who is otherwise receiving such Trailing Fees is not properly registered with the CFTC or any other required federal, state or local entity. No Subscription Fees or Trailing Fees shall be paid on Units sold to the Managing Owner or any of its members, principals or Affiliates.
          (e) In the event that the offering of Units of any Fund is terminated prior to the Initial Closing for such Fund, the Selling Agent shall not be entitled to any compensation in connection with the offering of Units of such Fund, whether or not the Selling Agent shall theretofore have procured Subscribers for such Fund.
          (f) The Managing Owner and the Selling Agent are each aware of the limitations imposed by the NASD Rules of Fair Practice on the aggregate compensation which may be received by a Selling Agent in connection with the offering and sale of Units. Accordingly, the Selling Agent will not in any event accept Trailing Fees from and after such time as the Trailing Fees theretofore paid in respect of such Units, when added together with the Subscription Fees paid in respect of such Units, are equal to or exceed 10% of the purchase price of such Units.
     5. Covenants of the Managing Owner, the Trust and each Fund. Each of the Managing Owner, the Trust and each Fund covenant to and agree with the Selling Agent to:
          (a) Use their respective reasonable best efforts to cause the Registration Statement to become effective as promptly as possible. If filing of the Prospectus is required under Rule 424(b) of the Regulations, the Managing Owner will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations within the time period prescribed and will provide evidence satisfactory to the Placement Agent of such timely filing.
          (b) Notify the Selling Agent immediately (i) when the Registration Statement and any amendment to the Registration Statement becomes effective or any supplement to the Prospectus is filed, (ii) of the receipt of any further comments from the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body for any further amendment to the Registration Statement or any amendment or further supplement to the Prospectus, (iv) of any material criminal, civil or administrative or investigative proceedings against or involving the Managing Owner, the Trust or any Fund, (v) of the issuance by the SEC, CFTC, NFA or any other federal or state regulatory or self-regulatory body of any order suspending (A) the effectiveness of the Registration Statement under the 1933 Act, (B) the registration or NFA membership of the Managing Owner as a “commodity pool operator” or “commodity trading adviser”; or (C) the registration of Units under the “blue sky” or securities laws of any state or other jurisdiction, (vi) any order or decree enjoining the offering or the use of the then-current Prospectus or any promotional material, or

(vii) of any threatened action of the type referred to in clauses (iii) through (vi) of which the Managing Owner becomes aware. In the event any order of the type referred to in clause (v) or (vi) is issued, the Managing Owner agrees to use its reasonable best efforts to attempt to obtain a lifting or rescinding of such order at the earliest feasible date.
          (c) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, comply with all requirements imposed upon them by the 1933 Act, the SEC regulations, the CE Act and the CFTC regulations, as from time to time in force, so far as necessary to permit the continuance of sales of Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.
          (d) If any event shall occur as a result of which it is necessary, in the reasonable opinion of the Managing Owner, to amend or supplement the Prospectus (i) to make the Prospectus not materially misleading in the light of the circumstances existing at the time it is delivered to a Subscriber, or (ii) to conform with applicable CFTC or SEC regulations, notify the Selling Agent and promptly prepare and file with the SEC an appropriate amendment or supplement which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any such amendment declared effective as soon as reasonably possible.
          (e) Deliver or cause to be delivered without charge to the Selling Agent such number of copies of the Prospectus as may reasonably be requested by the Selling Agent; and as soon as the Registration Statement or any amendment thereto becomes effective, or a supplement thereto is filed, to deliver or cause to be delivered without charge to the Selling Agent two (2) copies of the Registration Statement or such amendment thereto, including exhibits, as the case may be, and two (2) copies of any supplement thereto; and to deliver or cause to be delivered without charge to the Selling Agent such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as the Selling Agent may reasonably request for the purposes contemplated by the 1933 Act.
          (f) Endeavor in good faith and in cooperation with the Placement Agent, at or prior to the time the Registration Statement becomes effective, to qualify Units for offering and sale under the “blue sky” or securities laws of such jurisdictions as the Placement Agent may designate and the Managing Owner shall agree. In each jurisdiction where such qualification shall be effected, the Managing Owner will, unless the Placement Agent agrees in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction and will keep all filings current.
          (g) Use its best efforts to keep the Prospectus and the Registration Statement current and effective by filing post-effective amendments, as necessary, during the Offering.
          (h) Invest the net proceeds received by it from the Offering in the manner set forth in the Prospectus.
          (i) Comply with all registration, filing, and reporting requirements of the Exchange Act which may from time to time be applicable to the Trust.
          (j) Comply with all undertakings contained in the Registration Statement.

          (k) When and if required, file on a timely basis with the SEC an appropriate form to register the Units pursuant to Section 12(g) under the Exchange Act.
     6. Covenants of the Selling Agent. The Selling Agent covenants to and agrees with the Managing Owner, the Trust and each Fund to:
          (a) Make a best efforts public offering of the Units as soon as the Placement Agent deems it reasonably advisable on or after the Effective Date (as defined in Section 11(a)), upon and subject to the terms and conditions contained in this Agreement and in compliance with all applicable securities laws, and to perform all of its responsibilities hereunder.
          (b) Preserve the confidentiality of any proprietary or non-public information or data provided to the Selling Agent by the Managing Owner or the Placement Agent.
          (c) Fully disclose to prospective subscribers the capacity in which the Selling Agent is contacting them and the Selling Agent’s relationship with the Managing Owner and the Placement Agent.
          (d) Not make an offer to sell or solicit an offer to buy or sell Units in a state or other jurisdiction until the Managing Owner has notified the Placement Agent that the Units have been so registered or qualified, or are exempt from registration or qualification, with the securities authorities in such state or other jurisdiction.
          (e) Maintain in full force and effect, and cause its personnel involved in the activities contemplated hereunder to maintain in full force and effect, all governmental, regulatory and self-regulatory registrations, approvals, memberships and licenses required to perform its obligations under this Agreement and to receive compensation therefor (including but not limited to registration as a broker-dealer with the SEC, membership in the NASD, registration with the relevant regulatory authority in each state in which the Selling Agent will solicit prospective subscribers, registration with the CFTC as an futures commission merchant or introducing broker and membership in the NFA) during the term of this Agreement and for such time as the Selling Agent and such personnel shall receive compensation hereunder.
          (f) Comply with the applicable requirements of the 1933 Act (including the delivery of a Prospectus to each prospective subscriber as required by the 1933 Act), the Exchange Act, the CE Act, the rules and regulations promulgated thereunder, and the rules and regulations of the NASD, CFTC, and NFA, including, without limitation (i) determining suitability of a purchase of Units for each prospective subscriber through the use of an offeree questionnaire, (ii) obtaining a written agreement from each prospective subscriber to purchase Units setting forth the identity and quantity of the Units to be purchased and (iii) delivering a Prospectus to a prospective subscriber at least five (5) Business Days prior to any purchase of Units.
          (g) Not, and not permit any Person acting on its behalf to, (i) provide any information or make any representations relating to the Managing Owner, any Fund, the Trust, the Placement Agent or the Offering other than as contained in the Prospectus, or (ii) state that it is authorized to act as agent for the Managing Owner, any Fund, the Trust or the Placement Agent for any purpose other than as expressly set forth in this Agreement.
          (h) Not take any of the following actions against the Trust or any Fund: (1) seek a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Trust or any Fund in an involuntary case or proceeding under the United States Bankruptcy

Code or any other federal or state bankruptcy, insolvency, reorganization, rehabilitation, liquidation or similar law, or (B) adjudging the Trust or any Fund bankrupt or insolvent, or seeking reorganization, rehabilitation, liquidation, arrangement, adjustment or composition of or in respect of the Trust or any Fund under the United States Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or any Fund or of any substantial part of any of their respective properties, or ordering the winding up or liquidation of any of its affairs; (2) seek a petition for relief, reorganization or to take advantage of any law referred to in the preceding clause; or (3) file an involuntary petition for bankruptcy (collectively, a “Bankruptcy or Insolvency Action”).
          (i) For any obligations due and owing to it by any Fund, look solely and exclusively to the assets of such Fund or the Managing Owner (solely to the extent of the General Units owned by the Managing Owner in such Fund), if the Managing Owner has liability in its capacity as Managing Owner, to satisfy the Selling Agent’s claims, and not seek to attach or otherwise assert a claim against the other assets of the Trust or any other Fund, whether or not there is a Bankruptcy or Insolvency Action taken. The parties agree that this provision will survive the termination of this Agreement, whether terminated in a Bankruptcy or Insolvency Action or otherwise.
     7. Compliance with NASD Rules and General Laws.
          (a) It is understood that the Selling Agent has no commitment with regard to the sale of Units other than to use its best efforts and to comply with the provisions of this Agreement and the Trust Agreement. In connection with the offer, sale and distribution of Units, the Selling Agent represents and warrants that it will comply fully with all applicable laws and regulations, and the rules, policy statements and interpretations of the SEC, the NASD, the CFTC, the NFA, state securities administrators and any other regulatory or self-regulatory body. In particular, and not by way of limitation, the Selling Agent represents and warrants that it is familiar with Rule 2810 of the NASD Conduct Rules and that it will comply fully with all the terms thereof in connection with the Offering and sale of Units. The Selling Agent will not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is being maintained.
          (b) The Selling Agent agrees not to recommend the purchase of Units to any Person unless the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the Person concerning, among other things, the Person’s investment objectives, other investments, financial situation and needs, that: (1) (to the extent relevant for the purposes of Rule 2810 and giving due consideration to the fact that the Trust and each Fund is in no respects a “tax shelter”) the Person is or will be in a financial position appropriate to enable the Person to realize to a significant extent the benefits of the applicable Fund, including the tax benefits (if any) described in the Prospectus; (2) the Person has a fair market net worth sufficient to sustain the risks inherent in participating in the applicable Fund; (3) the Person satisfies the requirements to become a Subscriber on the basis set forth in the Prospectus, the Subscription Agreement and the state suitability requirements contained therein; (4) acceptance of the Person’s subscription will not otherwise breach any laws, rules and regulations designed to avoid money laundering applicable to either the Selling Agent, the Managing Owner, the Trust and each Fund; and (5) the Units are otherwise a suitable investment for the Person. The Selling Agent agrees to maintain such records as are required by the applicable rules of the NASD, SEC, CFTC and the NFA for purposes of determining investor suitability for the time periods otherwise required by the SEC, NASD, CFTC and NFA. In connection with making the foregoing representations and warranties, the Selling Agent further represents and warrants that it has, among other things, examined the Prospectus including, without limitation the sections listed below and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the applicable Funds and provides an adequate basis to Persons for evaluating an investment in the Units: “RISK FACTORS”; “BREAK-EVEN ANALYSIS”; “DESCRIPTION OF THE TRUST, TRUSTEE, MANAGING OWNER AND AFFILIATES”; “OTHER PRIVATE ACCOUNTS AND POOLS”; “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”; “ACTUAL AND POTENTIAL CONFLICTS OF INTEREST”; “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”; “FEES AND EXPENSES”; “THE OFFERING”; “WHO MAY SUBSCRIBE”; “SUMMARY OF MATERIAL AGREEMENTS”; and “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
          (c) In connection with making the representations and warranties set forth in this section, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.
          (d) The Selling Agent agrees to inform all prospective subscribers of Units of all pertinent facts relating to the liquidity and marketability of Units as set forth in the Prospectus.
          (e) The Selling Agent represents and warrants that it is familiar with Rule 2710 of the NASD Conduct Rules and covenants and agrees with the Trust, each Fund and the Managing Owner that it will comply fully with all the terms thereof in connection with the Offering and sale of the Units.
          (f) The Selling Agent represents, warrants and covenants that it: (1) maintains anti-money laundering policies and procedures that comply with the Bank Secrecy Act of 1970, as amended, and applicable federal anti-money laundering regulations, including policies and procedures to verify the identity of prospective subscribers (“AML Laws, Regulations and Policies”); (2) complies with AML Laws, Regulations and Policies; (3) will promptly deliver to the Managing Owner, to the extent permitted by applicable law, notice of any AML Laws, Regulations and Policies violation, suspicious activity, suspicious activity investigation or filed suspicious activity report that relates to any prospective subscriber for Units; and (4) will cooperate with the Managing Owner and deliver information reasonably requested by the Managing Owner concerning Subscribers that purchased Units sold by the Selling Agent necessary for the Managing Owner or the Trust to comply with AML Laws, Regulations and Policies.
          (g) The Selling Agent agrees that the Managing Owner has not assumed, nor will it assume, any responsibility or obligation concerning the Selling Agent’s right to act as broker-dealer with respect to the Units in any jurisdiction.
     8. Conditions of Selling Agent’s Obligations.
          (a) The obligations of the Selling Agent to undertake the placement of Units as provided herein shall be subject (unless waived by the Selling Agent) to the continuing accuracy of the representations and warranties of the Managing Owner, the Trust and the Funds contained herein, to the performance by the Managing Owner, the Trust and the Funds of their respective obligations hereunder and to the following conditions:
          (i) The Registration Statement shall have become effective, and the Selling Agent shall have received notice thereof; no Stop Order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that or any similar purpose shall have been initiated or threatened by the SEC, the NASD, the NFA, or the CFTC; and all requests for additional information on the part of the SEC, the NASD, the NFA and the CFTC, shall have been complied with to the reasonable satisfaction of the Selling Agent and its counsel; and
          (ii) The NASD, upon review of the terms of the Offering, shall not have objected to the Selling Agent’s participation in the Offering or its compensation therefrom.
          (b) The occurrence of the Initial Closing shall be subject (unless waived by the Placement Agent) to the continuing accuracy of the representations and warranties of the Managing Owner, the Trust and the Funds contained herein as of and through the Initial Closing, to the performance by the Managing Owner, the Trust and the Funds of their respective obligations hereunder as of and through the Initial Closing and to the conditions to the Initial Closing under the Placement Agent Agreement having been satisfied or waived by the Placement Agent.
     9. Indemnification and Contribution.
          (a) The Selling Agent shall not be liable to any Fund, the Trust, the Trustee or the Managing Owner for any loss, liability, claim, damage, expense, fine, penalty, cost or expense (including, without limitation, attorneys’ and accountants’ fees and disbursements), judgment and/or amount paid in settlement (collectively, “Losses”) caused by any act or omission of the Selling Agent in connection with the performance of services under this Agreement, except as a result of (1) acts or omissions to act on the part of the Selling Agent or the officers, directors, shareholders, principals, members, employees, agents or Affiliates (collectively, the “Principals and Affiliates”) of the Selling Agent which constitute negligence or misconduct, or (2) any breach of any of the representations, warranties, covenants or agreements of the Selling Agent in this Agreement. The Selling Agent hereby agrees to indemnify and hold harmless each Fund, the Trust, the Trustee, the Managing Owner and the Principals and Affiliates of each of the foregoing from and against all Losses incurred by any of them arising out of or based upon any matter for which the Selling Agent is liable under this Section 9(a).
          (b) The Managing Owner and each Fund, solely out of the Contracting Fund Assets (as defined below in Section 14), hereby agrees indemnify and hold harmless the Selling Agent and its Principals and Affiliates from and against any and all Losses to which such Persons may become subject arising out of or in connection with (i) this Agreement, (ii) the transactions contemplated hereby or (iii) the fact that the Selling Agent is or was a selling agent of the Trust and the Funds, in each case arising out of or based upon (1) any untrue statement of material fact contained in this Agreement, the Registration Statement, the Prospectus or any application or written communication executed by the Managing Owner or the Trust filed in any jurisdiction in order to qualify Units under the securities laws thereof (collectively, the “Documents”), (2) any omission from the Documents of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (3) any breach of any representation, warranty, covenant or agreement made by the Managing Owner, the Trust or any Fund in this Agreement, except to the extent that any such Losses arise out of, relate to, or are based upon any matter (x) for which the Selling Agent would be liable under Section 9(a) or (y) relating to the Placement Agent, the Placement Agent Agreement, an Additional Selling Agent (other than the Selling Agent) or an Additional Selling Agent Agreement (other than this Agreement). For the sake of clarity, if a claim for indemnification relates to a specific Fund, such Fund, and no other Fund, shall be responsible for indemnifying the Selling Agent and its Principals and Affiliates in accordance with this Section 9(b).
          (c) Indemnification Procedure. The Person(s) making a claim for indemnification under this Section 9 is/are referred to herein as the “Indemnified Party” and the Person(s) against whom such claims are asserted under this Section 9 is/are referred to herein as the “Indemnifying Party.” All claims by an Indemnified Party shall be asserted and resolved as follows
          (i) In the event that (A) any claim for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party (a “Third Party Action”) or (B) any Indemnified Party hereunder should have a claim against any Indemnifying Party hereunder which does not involve a claim being asserted against or sought to be collected from it by a third party (a “Direct Action”), the Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim, specifying, to the extent then known to the Indemnified Party, the basis on which the claim for indemnification is made, the facts giving rise to or the alleged basis of the claim, and the amount (which may be estimated) of claim liability (a “Claim Notice”), together with a copy of the document (if any) by or in which the Third Party Action is commenced or asserted; provided, that any failure to give such notice shall not constitute a waiver of any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced as result of such delay or lack of detail.
          (ii) Within thirty (30) days after receipt of a Claim Notice, the Indemnifying Party may (A) by giving written notice thereof to the Indemnified Party, elect to assume the defense of such Third Party Action at its sole cost and expense or (B) object to the claim for indemnification set forth in the Claim Notice. The Indemnifying Party shall have the right to assume control of the defense of or settle or otherwise dispose of such Third Party Action on such terms as the Indemnifying Party deems appropriate; provided, however, that (x) the Indemnified Party shall be entitled, at its own expense (which such expense shall not be deemed to be a Loss), and without unreasonable interference with the actions of the Indemnifying Party, to participate in the defense of Third Party Actions; (y) the Indemnified Party shall not have the right to assume control of a Third Party Action if the Indemnified Party shall have been advised by counsel that, under applicable standards of professional responsibility, a conflict will arise in the event both the Indemnified Party and the Indemnified Party are represented by the same counsel with respect to the Third Party Action, in which case such Indemnified Party shall have the right to be represented by separate counsel with respect to the matters to which the conflict pertains, and all Losses in connection therewith shall be reimbursed by the Indemnifying Party from time to time upon demand of the Indemnified Party; and (z) the Indemnifying Party shall obtain the prior written consent of the Indemnified Party before entering into any settlement, compromise, admission or any acknowledgment of the validity of a Third Party Action or any liability in respect thereof, which consent shall not be unreasonably withheld; provided, that the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include a complete release of all claims against each Indemnified Party in respect of such Third Party Action and any related facts, circumstances or occurrences; and provided, further, that no consent of the Indemnified Party shall be necessary if the settlement, compromise, admission or any acknowledgment involves solely the payment of monetary damages that are paid by the Indemnifying Party.
          (iii) Unless the Indemnifying Party objects in writing to a Direct Claim within thirty (30) days after receipt of the Claim Notice, such Direct Claim shall be conclusively deemed to be a liability of the Indemnifying Party and the Indemnified Party shall be entitled to obtain the appropriate number of escrowed shares, in accordance with the terms of the Pledge Agreement. If the Indemnifying Party objects in writing, such dispute shall be resolved in accordance with Section 19.
          (d) In the event that a Person seeks indemnification in a Third Party Action covering both matters for which indemnification is and is not covered hereunder, such Person shall be indemnified only for the Losses covered hereunder.
          (e) None of the indemnifications contained in this Agreement shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by a Person claiming indemnification without the prior written consent of the Indemnifying Party.
          (f) Notwithstanding the provisions of this Section 9, the Selling Agent shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities Laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities Law violations as to the particular Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee and finds that indemnification of the settlement and related costs should be made.
          (g) In any claim for indemnification for federal or state securities Law violations, the person seeking indemnification shall place before the court the position of the SEC and the position of any other applicable state securities division which requires disclosure with respect to the issue of indemnification for securities law violations.
          (h) The indemnification provisions of this Agreement shall survive the termination of this Agreement. The indemnification agreements in this Section 9 shall be in addition to any liability which the Selling Agent may otherwise have. Nothing contained in this Section 9 or elsewhere in this Agreement shall be construed as an admission that the Selling Agent is an “underwriter” of the Units within the meaning of the 1933 Act.
     10. Representations and Agreements to Survive Delivery. All representations, warranties, covenants, and agreements contained in this Agreement or contained in certificates or documents delivered pursuant to this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Effective Date (defined below), and shall survive until the earlier of (i) the termination of the Continuous Offering Period, or (ii) the termination of this Agreement (with those Sections specified in Section 12 surviving indefinitely).

     11. Effectiveness of Agreement; Term and Termination.
          (a) This Agreement shall become effective at 9:30 a.m., New York time, on the first full Business Day following the date the Registration Statement becomes effective with the SEC (the “Effective Date”). Unless terminated earlier as set forth in the remainder of this Section 11, this Agreement shall terminate with respect to a Fund at the conclusion of the Continuous Offering Period for such Fund (with those Sections specified in Section 12 surviving indefinitely).
          (b) The Selling Agent may terminate this Agreement with respect to the Trust or any Fund(s) upon 30 days’ advance written notice to the applicable Fund(s), the Trust and the Managing Owner, in the event (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the applicable Fund(s), the Trust or the Managing Owner which, in the reasonable judgment of the Placement Agent, renders it inadvisable to proceed with the Offering; (ii) the Registration Statement and/or the Prospectus has not been amended reasonably promptly after written request by the Placement Agent for it to be so amended because an event has occurred which, in the reasonable opinion of securities counsel for the Placement Agent, should be set forth in the Registration Statement or the Prospectus in order to make the statements therein not misleading; (iii) there has been a general suspension of, or a general limitation on prices for, trading in commodity futures or option contracts on commodity exchanges in the United States or other commodities instruments, or there is any other national or international calamity or crisis in the financial markets of the United States to the extent that it is determined by the Placement Agent, in its reasonable discretion, that such limitations would materially impede the Trust’s or the applicable Fund’s trading activities or make the offering or delivery of Units impossible or impractical; (iv) there has been a declaration of a banking moratorium by federal, New York or Delaware authorities or (v) the Placement Agent Agreement has been terminated by the Placement Agent in accordance with its terms.
          (c) The Managing Owner, the Trust and/or the Fund(s) (solely with respect to such Fund(s)) may terminate this Agreement for any or no reason upon 15 days’ advance written notice to the Selling Agent; provided, that in the event this Agreement is terminated only with respect to certain Funds, this Agreement shall remain in full force and effect with respect to the remaining Funds, the Trust and the Managing Owner.
     12. Survival. Notwithstanding that this Agreement shall not become effective, shall terminate or shall otherwise not be carried out, Sections 3(c), 4, 6(b), 6(c), 6(g), 6(h), 6(i) and 9 through 20 shall survive and remain in full force and effect.
     13. Limitation of Limited Owner Liability. This Agreement has been made and executed by and on behalf of the Funds, the Trust and the Managing Owner. The obligations of the Funds, the Trust and/or the Managing Owner set forth herein are not binding upon any of the Limited Owners individually but are binding only upon the assets and property identified herein. No resort shall be had to the assets of other Funds or the Limited Owners’ assets or personal property, for the satisfaction of any obligation or claim hereunder.
     14. Subordination of Certain Claims and Rights. Each of the Managing Owner and the Selling Agent agrees and consents (the “Consent”) to look solely to the applicable Fund (the “Contracting Fund”) and its assets (the “Contracting Fund Assets”) for payment. The Contracting Fund Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of the Contracting Fund, including, without limitation, funds delivered to the Trust for the purchase of Units in a Fund. In furtherance of the Consent, each of the Managing Owner and the Selling Agent agrees that any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) incurred, contracted for or otherwise existing arising from, related to or in connection with the Trust and its assets and the Contracting Fund and the Contracting Fund Assets, shall be subject to the following limitations:
          (a) Except as set forth below, the Claims, if any, of the Managing Owner and the Selling Agent (the “Subordinated Claims”) incurred, contracted for or otherwise existing, arising from, related to or in connection with the Contracting Fund and the Contracting Fund Assets and the assets of the Trust shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and the Contracting Fund and any of their respective assets which may arise as a matter of Law or pursuant to any Contract; provided, however, that bona fide Claims of either the Managing Owner or the Selling Agent, if any, against the Contracting Fund shall be pari passu and equal in right of repayment and distribution with all other bona fide Claims against the Contracting Fund;
          (b) The Managing Owner and the Selling Agent will not take, demand or receive from any Fund or the Trust or any of their respective assets (other than the Contracting Fund or its assets) any payment for the Subordinated Claims, except in accordance with this Section 14;
          (c) Subject to this Section 14, the Claims of the Managing Owner and the Selling Agent with respect to the Contracting Fund shall only be asserted and enforceable against the Contracting Fund’s assets and the Managing Owner and its assets, and shall not be asserted or enforceable for any reason whatsoever against the assets of any other Fund or the Trust generally;
          (d) If the Claims of the Managing Owner or the Selling Agent against the Contracting Fund or the Trust are secured in whole or in part, each of the Managing Owner and the Selling Agent hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any other Fund, as the case may be;
          (e) In furtherance of the foregoing, if and to the extent that the Managing Owner and/or the Selling Agent receive monies in connection with the Subordinated Claims from a Fund or the Trust (or their respective assets) other than the Contracting Fund or the Managing Owner and their respective assets and except as permitted by this Section 14, the Managing Owner and/or the Selling Agent, as the case may be, shall be deemed to hold such monies in trust and shall promptly remit such monies to the Fund or the Trust that paid such amounts for distribution by such Fund or the Trust in accordance with the terms hereof; and
          (f) The provisions of this Section 14 shall apply at all times notwithstanding that the Claims are satisfied, and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.
     15. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Managing Owner, the Trust or the Funds, at 1000 Hart Road, Suite 210, Barrington, Illinois 60010, Attention: Chief Executive Officer; with a copy to: Crowell & Moring LLP, 153 East 53 Street, 31st Floor, New York, New York 10022, Attention: Robert G. Frucht, Esq.; (ii) if to the Selling Agent, at [ ____ ], Attention: ________ with a copy to: _________; or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 15. Any notice or other communication given shall be deemed given at the time of receipt by the intended recipient party thereof.
     16. Binding Agreement. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Funds, the Trust, the Managing Owner, the Selling Agent (and solely with respect to indemnification or contribution, those persons and entities referred to in Section 9 who are entitled to indemnification or contribution), and their respective successors, and assigns (which shall not include any prospective subscriber or Subscriber for Units), and no other Person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.
     17. Invalidity. If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.
     18. Governing Law. This Agreement shall be construed in accordance with the laws of Delaware, without giving effect to its conflict of law principles.
     19. Consent to Jurisdiction. All disputes arising out of this Agreement and any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, including the interpretation, breach or termination of any of the foregoing, shall be resolved exclusively through the state and Federal courts situated of Delaware. The parties hereby submit to the exclusive jurisdiction and venue for any such dispute in such courts, as well as to all appellate courts to which an appeal may be taken from such trial courts. Each of the parties expressly waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such courts on the basis of any objection to personal jurisdiction, venue or inconvenient forum in any of such courts.
     20. Fund Disclaimer. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that the Trust is organized in series pursuant to Sections 3804(a) and 3806(b)(2) of the Trust Act. As such, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Trust shall be enforceable against the assets of such series of the Trust only, and not against the assets of the Trust generally or the assets of any other series of the Trust or against the Trustee. There may be several series of the Trust created pursuant to the Trust Agreement.
     21. Assignment. This Agreement may not be assigned, novated or otherwise transferred by operation of law or otherwise by any party without the prior written consent of all of the other parties, which consent shall not be unreasonably withheld. Any change of control of a party shall be deemed an assignment of this Agreement that requires the prior written consent of the other parties. For purposes of this Agreement, “change of control” means any merger, consolidation, sale of all or substantially all of the assets or sale of a substantial block of stock, of a party. Any such assignment, novation or transfer by one party not in accordance with this provision shall be a material breach of this Agreement and shall be grounds for immediate termination thereof by the non-breaching parties, in addition to any other remedies that may be available under this Agreement or at law or in equity to the non-breaching parties.
     22. Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
     23. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.
     24. Captions. Section and paragraph captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, or extend or describe the scope of this Agreement or the intent of any provision hereof.
[Remainder of page intentionally blank]

          If the foregoing correctly sets forth the understanding between the Selling Agent and the Managing Owner and the Trust, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.
Yours very truly,

BROOKSHIRE RAW MATERIALS (U.S.) TRUST	BROOKSHIRE RAW MATERIALS MANAGEMENT, LLC

By: Brookshire Raw Materials Management, LLC	By:

Managing Owner		Name:
Title:

By:

Name:
Title:
Accepted and agreed as of the date first written above:

[ ]		OAKBROOK INVESTMENT BROKERS, INC.

By:		By:

	Name:		Name:
	Title:		Title:

Annex A
Allocation of Subscription Fee Between Placement Agent and Selling Agent
[Insert as applicable]